SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                January 28, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     1-16619                          73-1612389
--------------           ------------------------            -------------------
   (State of             (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)


              Kerr-McGee Center
         Oklahoma City, Oklahoma                                      73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 9.   Regulation FD Disclosure

               Kerr-McGee Corporation has posted on its website, at http://www.kerr-mcgee.com, tables containing hedge guidance for 2003 and 2004 Oil and Gas Derivatives. The tables are attached hereto as an exhibit and are incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Table

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KERR-MCGEE CORPORATION


                                           By:     (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: January 28, 2004